UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 12, 2008

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

000-50050	52-2380548
(Commission file number)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(c) On September 10, 2008, the boards of directors of Center Financial Corporation and its wholly-owned subsidiary, Center Bank, appointed Kevin Sung Kim as an independent director of the Company and Bank effective October 1, 2008. Mr. Kim will also serve on the Company’s audit committee.

For his services as a director, Mr. Kim will receive compensation under the Company’s standard director compensation arrangement.

Further details concerning Mr. Kim are provided in the Press Release, which is attached as an exhibit.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Center Financial Corporation dated September 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

Date: September 12, 2008	/s/ Jae Whan Yoo
Center Financial Corporation
Jae Whan Yoo Chief Executive Officer and President